1 Earnings Presentation 1Q 2026

2 First Quarter 2026 Highlights • Intra-quarter improvement in PEM’s average sales price with further realizations expected to benefit subsequent quarters as a result of a steepening of the global cost curve due to the Middle East conflict • On track to deliver 2026 EBITDA uplift of $600 million from our three-pillar profitability improvement plan (footprint optimization, cost savings and improved plant reliability) • PEM sales volume (excl. plant closures)(4) increased both YoY and QoQ for the first time since 2Q’24 driven by higher PVC resin production and sales volume • Strong Pipe and Fittings sales volume growth from sustained strength in infrastructure spending, including data centers’ needs for cooling water • Acquisition of ACI in January 2026 improves HIP’s exposure to the fast-growing high- voltage wire & cable market • Solid investment-grade rated balance sheet with $2.5 billion of cash and equivalents(3) (1) Excludes “Identified Items” consisting of a $67 million charge to settle certain litigation involving direct purchasers of PVC pipe and fittings and $18 million of charges related to previously announced facility shutdowns (2) Reconciliation of EBITDA excl. Identified Items to the applicable GAAP measure can be found on page 11 (3) Includes investments in available-for-sale securities (4) Certain of PEM's North America chlorovinyls production facilities ceased operations in December 2025, including (i) the polyvinyl chloride plant at the Aberdeen, Mississippi facility, (ii) the vinyl chloride monomer plant at the Lake Charles, Louisiana North facility and (iii) a diaphragm chlor-alkali unit at the Lake Charles, Louisiana South facility, as well as the styrene production plant located at the Lake Charles, Louisiana facility. The PVC resin production unit owned by the Huasu joint venture ceased operations in June 2025. In January 2026, HIP completed the acquisition of ACI. 1Q 2026 Financial Results $235M EBITDA(1,2) $2.7B Net Sales $2.5B Cash, Equivalents and Investments(3)

# Westlake Corporation 1Q 2026[1]

| ($ in millions) | 1Q'26 | 4Q'25 | QoQ% | 1Q'25 | YoY% |
|---|---|---|---|---|---|
| **Sales** | **$2,652** | **$2,533** | **5%** | **$2,846** | **(7%)** |
| **Operating Loss[1]** | **($87)** | **($160)** | **N.M.** | **($25)** | **N.M.** |
| **EBITDA[1,2]** | | | | | |
| *Housing and Infrastructure Products* | *$186* | *$146* | *27%* | *$203* | *(8%)* |
| *Performance and Essential Materials* | *$36* | *$45* | *(20%)* | *$80* | *(55%)* |
| *Corporate* | *$13* | *$5* | *-* | *$12* | *-* |
| | **$235** | **$196** | **20%** | **$295** | **(20%)** |

- Sequentially higher sales volume and average sales price driven by seasonally higher HIP demand and improved export demand for PEM
- Our three-pillar profitability improvement plan drove ~$150 million of EBITDA uplift in 1Q'26 towards our FY'26 target of $600 million
- Lower average sales price and higher natural gas costs drove a YoY decline in EBITDA

**Westlake**
1Q 2026 vs. 4Q 2025[3]

| Average Sales Price | Volume |
|---|---|
| +0.5% | +5.8% |

**Westlake**
1Q 2026 vs. 1Q 2025[3]

| Average Sales Price | Volume |
|---|---|
| -2.5% | -0.6% |

Westlake

(1) *Excludes "Identified Items" consisting of: a $67 million charge to settle certain litigation involving direct purchasers of PVC pipe and fittings and $18 million of charges related to previously announced facility shutdowns in 1Q'26; $495 million of PEM shutdown charges and $16 million for HIP restructuring charges in 4Q'25; and $7 million of charges related to previously announced facility shutdowns in 1Q'25*
(2) *Reconciliations of Operating Income (Loss) excl. Identified Items, HIP EBITDA excl. Identified Items and PEM EBITDA excl. Identified Items to the applicable GAAP measure can be found on pages 11 and 12*
(3) *Excludes the impact of plant closures and the ACI acquisition. See note 4 on page 2.*

3

# Housing and Infrastructure Products ("HIP") Segment Performance[1]

| ($ in millions) | 1Q'26 | 4Q'25 | QoQ% | 1Q'25 | YoY% |
|---|---|---|---|---|---|
| **Housing Products Sales** | **$788** | **$767** | **3%** | **$838** | **(6%)** |
| **Infrastructure Products Sales** | **$205** | **$134** | **53%** | **$158** | **30%** |
| Total HIP Sales | $993 | $901 | 10% | $996 | (0%) |
| Operating Income[1] | $124 | $82 | 51% | $148 | (16%) |
| EBITDA[1,2] | $186 | $146 | 27% | $203 | (8%) |
| *EBITDA Margin*[1,3] | *19%* | *16%* | - | *20%* | - |

**HIP Segment**
1Q 2026 vs. 4Q 2025[4]

| Average Sales Price | Volume |
|---|---|
| **-4.8%** | **+10.3%** |

**HIP Segment**
1Q 2026 vs. 1Q 2025[4]

| Average Sales Price | Volume |
|---|---|
| **-2.3%** | **-2.3%** |

- (+) Continued strong YoY Pipe & Fittings sales volume growth from strong infrastructure spending growth, including increasing demand to supply cooling water to data centers
- (−) Slow start to the homebuilding season due to unusually cold weather across much of the United States
- (−) With slower residential construction activity in North America and rising costs due to the Middle East conflict, 2026 revenue and EBITDA margin are now expected to be at the lower ends of the previously-communicated ranges of $4.4 – $4.6 billion of sales with a 19% – 21% EBITDA margin[3]

(1) Excludes "Identified Items" consisting of a $67 million charge to settle certain litigation involving direct purchasers of PVC pipe and fittings and $1 million of charges related to previously announced facility shutdowns in 1Q'26; and $13 million accrued footprint optimization expenses and a $3 million loss on the sale of a compounding business in 4Q'25
(2) Reconciliations of HIP Operating Income excl. Identified Items and EBITDA excl. Identified Items to the applicable GAAP measure can be found on page 12
(3) HIP EBITDA margin is calculated by dividing HIP EBITDA by Total HIP Sales
(4) Excludes the impact of the ACI acquisition. See note 4 on page 2.

Westlake

4

5 Housing and Infrastructure Products Update 2 Our 2026 outlook for exterior building products sales volume reflects the slow start to the homebuilding season and additional pressure on home affordability from increased building costs 3 New PVCO pipe plant under construction to support the strong growth and market adoption of this innovative product that reduces labor costs by streamlining the installation process 4 Strong presence in repair & remodel provides stability and steady growth driven by large number of homes in prime remodel age, healthy home equity levels, and significant backlog of projects 1 Longer-term housing fundamentals remain strong due to decade-plus of under-building, increasingly favorable demographics and popularity of remote work

# Performance and Essential Materials ("PEM") Segment Performance[1]

| ($ in millions) | 1Q'26 | 4Q'25 | QoQ% | 1Q'25 | YoY% |
|---|---|---|---|---|---|
| **Performance Materials Sales** | **$1,003** | **$930** | **8%** | **$1,056** | **(5%)** |
| **Essential Materials Sales** | **$656** | **$702** | **(7%)** | **$794** | **(17%)** |
| Total PEM Sales | $1,659 | $1,632 | 2% | $1,850 | (10%) |
| Operating Loss[1] | ($194) | ($222) | N.M. | ($156) | N.M. |
| EBITDA[1,2] | $36 | $45 | (20%) | $80 | (55%) |
| *EBITDA Margin*[1,3] | *2%* | *3%* | - | *4%* | - |

**PEM Segment**

1Q 2026 vs. 4Q 2025[4]

| Average Sales Price | Volume |
|---|---|
| +3.5% | +3.2% |

**PEM Segment**

1Q 2026 vs. 1Q 2025[4]

| Average Sales Price | Volume |
|---|---|
| -2.6% | +0.4% |

- (+) Sequentially higher average sales price as a result of olefins, polyethylene and caustic soda price increases
- (+) Volume growth[4] driven by higher PVC resin production and sales volume, including stronger export market demand
- (+) Low cost position in North America with a high degree of production security to supply global demand
- (−) A 34% QoQ increase in natural gas prices, as a result of unusually cold weather early in 1Q'26, drove sequentially lower EBITDA

(1) Excludes "Identified Items" consisting of: $17 million of charges related to previously announced facility shutdowns in 1Q'26; $495 million of charges related to previously announced facility shutdowns in 4Q'25; and $7 million of charges related to previously announced facility shutdowns in 1Q'25
(2) Reconciliations of PEM Operating Income (Loss) excl. Identified Items and PEM EBITDA excl. Identified Items to the applicable GAAP measure can be found on page 12
(3) PEM EBITDA margin is calculated by dividing PEM EBITDA excl. Identified Items by Total PEM Sales
(4) Excludes the impact of plant closures. See note 4 on page 2.

Westlake 6

7 Performance and Essential Materials Update 2 Following a spike early in 1Q’26, U.S. natural gas prices have declined sharply which could provide a tailwind to PEM’s margins for the remainder of 2026 3 Relatively stable North American demand as global macroeconomic conditions remain weak in Europe and Asia, but Westlake’s high degree of product integration and large offtake of PVC resin to the HIP segment provide less exposure to weaker economies outside North America 4 The significant majority of the targeted $600 million company-wide EBITDA uplift in 2026 from our three-pillar profitability improvement plan is expected to benefit the PEM segment 1 Energy and feedstock advantages in North America (~85% of our production capacity) and our high degree of vertical integration relative to the global industry positions us to benefit from the steepening global cost curve and serve our customers well

8 Financial Reconciliations

9 Consolidated Statements of Operations Housing and Infrastructure Products Sales $ 993 $ 996 $ 901 Performance and Essential Materials Sales 1,659 1,850 1,632 Net sales 2,652 2,846 2,533 Cost of sales Gross profit Selling, general and administrative expenses Amortization of intangibles Restructuring, transaction and integration-related costs Loss from operations Interest expense Other income, net Loss before income taxes Provision for (benefit from) income taxes Net loss Net income attributable to noncontrolling interests Net loss attributable to Westlake Corporation $ (169) $ (40) $ (544) Loss per common share attributable to Westlake Corporation: Basic $ (1.31) $ (0.31) $ (4.22) Diluted $ (1.31) $ (0.31) $ (4.22) 5 11 12 (533) 1 501 (671) (51) 59 2025 (In millions of dollars, except per share data) (663) (130) (33) (56) (39) (35) (190) (34) 38 37 (157) 18 7 (172) (32) 30 30 33 236 227 224 Three months ended March 31, Three months ended December 31, 112 232 2025 2,446 87 2,540 2,614 2026

10 Reconciliation of Net Loss Attributable to Westlake Corporation and Loss Per Diluted Share to Net Loss and Diluted Loss Per Share excl. Identified Items Net loss $ (157) $ (35) $ (533) Less: Net income attributable to noncontrolling interests Net loss attributable to Westlake Corporation (169) (40) (544) Add: Identified Items, after-tax Net loss attributable to Westlake Corporation excl. Identified Items $ (100) $ (33) $ (131) Diluted loss per common share attributable to Westlake Corporation $ (1.31) $ (0.31) $ (4.22) Add: Identified Items per share Diluted loss per common share attributable to Westlake Corporation excl. Identified Items $ (0.77) $ (0.26) $ (1.02) (In millions of dollars, except per share data) Three months ended March 31, Three months ended December 31, 2026 2025 2025 12 5 11 69 3.20 0.05 413 7 0.54

11 Reconciliation of EBITDA excl. Identified Items to EBITDA, Net Loss, Loss from Operations and Net Cash Provided by (Used for) Operating Activities Net cash provided by (used for) operating activities $ (94) $ (77) $ 225 Changes in operating assets and liabilities and other Deferred income taxes Net loss Less: Other income, net Interest expense Benefit from (provision for) income taxes Loss from operations Add: Depreciation and amortization Other income, net EBITDA $ 150 $ 288 $ (315) Add: Identified Items EBITDA excl. Identified Items $ 235 $ 295 $ 196 Loss from operations margin (6%) (1%) (26%) EBITDA excl. Identified Items margin 9% 10% 8% 85 7 511 Three months ended March 31, 20252026 2025 Three months ended December 31, (In millions of dollars) (975)(29) 41 217 (34) 1 (533)(157) (35) (51)(56) (39) 59 38 37 (671) (172) (32) 130 33 (1) 297 284 283 59 38 37

12 Reconciliation of HIP EBITDA excl. Identified Items, PEM EBITDA excl. Identified Items and Corporate EBITDA to Operating Income (Loss) Three months ended March 31, Three months ended December 31, 2026 2025 2025 Housing and Infrastructure Products EBITDA excl. Identified Items $ 186 $ 203 $ 146 Less: Identified Items 68 - 16 Depreciation and Amortization 60 53 61 Other income, net 2 2 3 Housing and Infrastructure Products Operating Income 56 148 66 Performance and Essential Materials EBITDA excl. Identified Items 36 80 45 Less: Identified Items 17 7 495 Depreciation and Amortization 221 227 233 Other income, net 9 9 34 Performance and Essential Materials Operating Loss (211) (163) (717) Corporate EBITDA 13 12 5 Less: Depreciation and Amortization 3 3 3 Other income, net 27 26 22 Corporate Operating Loss (17) (17) (20) Housing and Infrastructure Products Operating Income 56 148 66 Performance and Essential Materials Operating Loss (211) (163) (717) Corporate Operating Loss (17) (17) (20) Total Operating Loss (172)$ (32)$ (671)$ (In millions of dollars)

13 Reconciliation of Free Cash Flow to Net Cash Provided by (Used for) Operating Activities Net cash provided by (used for) operating activities $ (94) $ (77) $ 225 Less: Additions to property, plant and equipment Free Cash Flow $ (303) $ (325) $ (16) 209 248 241 (In millions of dollars) Three months ended March 31, Three months ended December 31, 2026 2025 2025

14 Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding our cost savings objectives and our ability to maintain synergies, pricing and demand for our products and across the industrial and manufacturing sectors, global macroeconomic conditions, anticipated sales volumes, industry outlook for both of our segments, our ability to execute our integrated strategy, projected benefits from the shutdown of certain of our PEM facilities, our cost control and efficiency efforts (such as achieving a $600 million uplift to EBITDA in 2026 from our profitability improvement plan), our future operating results, including revenues and EBITDA, our expectations regarding previously communicated ranges of our HIP segment’s revenue and EBITDA margin for 2026, our competitive position, the effects of changing demographics in the markets that we serve, anticipated residential construction, repair and remodel activities and infrastructure spending growth, long-term housing market fundamentals, changes in sales mix of our products, expectations regarding homebuilder confidence, our relationships with our customers and their adoption of our products, the benefits of our acquisition of ACI, and the effects of the conflict in the Middle East, including the benefits of our energy and feedstock cost advantages in the North American chemicals market. Actual results may differ materially depending on factors, including, but not limited to, the following: general economic and business conditions; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and conflict in the Middle East, Russia, Ukraine and elsewhere; uncertainties associated with climate change; the potential impact on the demand for ethylene, polyethylene and polyvinyl chloride due to initiatives such as recycling and customers seeking alternatives to polymers; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions; changes in laws or regulations, including trade policies; disruptions in global trade; the effects of government shutdowns; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; creditworthiness of our customers; the effect and results of litigation and settlements of litigation; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements except as required by applicable law. Investor Relations Contacts Steve Bender Executive Vice President & Chief Financial Officer Jeff Holy Vice President & Chief Accounting Officer Westlake Corporation 2801 Post Oak Boulevard, Suite 600, Houston, Texas 77056 | 713-960-9111